CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the Reynolds Funds, Inc. hereby certifies, to such officer's knowledge, that the report on Form N-CSR of the Reynolds Funds, Inc. for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Reynolds Funds, Inc.

/s/ Frederick L. Reynolds
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Frederick L. Reynolds
Chief Executive Officer and
Chief Financial Officer
Reynolds Funds, Inc.


Dated:  November 28, 2005
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A signed original of this written statement required by Section 906 has been provided by the Reynolds Fund, Inc. and will be retained by the Reynolds Funds, Inc. and furnished to the SEC or its staff upon request.